UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2016 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters set forth below were voted upon at the 2016 Annual General Meeting of Stockholders of REVA Medical, Inc. (the “Company”) held on May 26, 2016 at 10:30 a.m. Australian Eastern Standard Time (which was 5:30 p.m. on May 25, 2016 U.S. Pacific Daylight Time). The stockholders considered 19 proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”). Of the 42,535,986 shares of the Company’s common stock outstanding as of the record date, 25,832,719 shares were represented at the annual meeting. The independent inspector of elections reported the vote of stockholders as set forth below.

1.

Election of Directors – The stockholders elected two Class III directors to hold office until the 2019 Annual General Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes

Dr. Ross A. Breckenridge	25,832,358	361	—
Robert B. Stockman	25,832,358	361	—

The following individuals are continuing directors with terms expiring upon the 2017 Annual General Meeting of Stockholders:  Brian H. Dovey and Anne J. Keating.

The following individuals are continuing directors with terms expiring upon the 2018 Annual General Meeting of Stockholders:  R. Scott Huennekens, Gordon E. Nye, and Robert B. Thomas.

2.

Ratification of Audit Firm – The stockholders ratified the appointment of Grant Thornton LLP to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes

25,832,719	—	—	—

3.

Approval of the Issuance of Equity Securities – The stockholders approved the issuance of equity securities of up to an additional 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement, which will allow the Company to issue an aggregate of up to 25% of its issued capital without seeking stockholder approval at any time within one year of May 26, 2016, by the following votes:

For	Against	Abstain	Broker Non-Votes

20,752,301	705,418	4,375,000	—

4.

Approval of Executive Compensation – The stockholders approved, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2015, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

25,822,908	9,811	—	—

5.

Approval of Increase in Director Fees – The stockholders approved an increase to US$450,000 in the total aggregate annual directors’ fees payable to the non-executive directors of the Company, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

20,724,199	4,653,588	369,931	85,001

6.

Grant of Stock Options – The stockholders approved the grant of 11,800 options to Dr. Ross A. Breckenridge for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,038,132	709,586	—	85,001

7.

Grant of Stock Options – The stockholders approved the grant of 11,800 options to Brian H. Dovey for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,038,132	709,586	—	85,001

8.

Grant of Stock Options – The stockholders approved the grant of 11,800 options to R. Scott Huennekens for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,038,132	709,586	—	85,001

9.

Grant of Stock Options – The stockholders approved the grant of 11,800 options to Anne J. Keating for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,019,950	709,586	18,182	85,001

10.

Grant of Stock Options – The stockholders approved the grant of 11,800 options to Gordon E. Nye for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,043,132	704,586	—	85,001

11.

Grant of Stock Options – The stockholders approved the grant of 11,800 options to Robert B. Stockman for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,045,632	700,586	—	86,501

12.

Grant of Stock Options – The stockholders approved the grant of 11,800 options to Robert B. Thomas for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,015,632	730,586	—	86,501

13.

Award of Restricted Stock Units – The stockholders approved the award of 6,300 Restricted Stock Units to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,040,632	705,586	—	86,501

14.

Award of Restricted Stock Units – The stockholders approved the award of 10,000 Restricted Stock Units to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,036,632	709,586	—	86,501

15.

Award of Restricted Stock Units – The stockholders approved the award of 6,300 Restricted Stock Units to
R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,036,632	709,586	—	86,501

16.

Award of Restricted Stock Units – The stockholders approved the award of 6,300 Restricted Stock Units to
Anne J. Keating on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,018,450	709,586	18,182	86,501

17.

Award of Restricted Stock Units – The stockholders approved the award of 6,300 Restricted Stock Units to
Gordon E. Nye on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,041,632	704,586	—	86,501

18.

Award of Restricted Stock Units – The stockholders approved the award of 6,300 Restricted Stock Units to
Robert B. Stockman on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,045,632	700,586	—	86,501

19.

Award of Restricted Stock Units – The stockholders approved the award of 6,300 Restricted Stock Units to
Robert B. Thomas on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

25,015,632	730,586	—	86,501

No other items were presented for stockholder approval at the 2016 Annual General Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 31, 2016	/s/ Katrina L. Thompson .
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)